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                                                                    Exhibit 99.6

                                                                  EXECUTION COPY

                         WARRANT CONTRIBUTION AGREEMENT


         THIS WARRANT CONTRIBUTION AGREEMENT (this "AGREEMENT") is made and entered into as of December __, 1999 by and between Keystone Operating Partnership, L.P., a Delaware partnership (the "OPERATING PARTNERSHIP") and each of the persons set forth on EXHIBIT A attached hereto (each a "CONTRIBUTOR," and together, the "Contributors").

         WHEREAS, the Contributors are the owners of warrants (the "WARRANTS") to purchase an aggregate of 300,000 shares of common stock, par value $.001 per share, of American Real Estate Investment Corporation (the "COMMON STOCK"), and warrants to purchase an aggregate of 375,000 units of limited partnership interest ("OP Units") in the Operating Partnership.

         WHEREAS, each Contributor desires to contribute to the Operating Partnership such Contributor's Warrants in consideration for the issuance by the Operating Partnership of such number of OP Units set forth opposite each Contributor's name on EXHIBIT A, and the Operating Partnership is willing to enter into such transaction on the terms and subject to the conditions set forth in this Agreement (such transactions being hereinafter referred to as the "CONTRIBUTION");

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

                                   ARTICLE I

                      CONTRIBUTION OF WARRANTS FOR OP UNITS

         Section 1.1. CONTRIBUTION OF WARRANTS FOR OP UNITS. Upon the terms and subject to the conditions of this Agreement, each Contributor hereby agrees to contribute to the Operating Partnership such number of Warrants set forth opposite such Contributor's name on EXHIBIT A and the Operating Partnership hereby agrees to issue to each Contributor such number of OP Units set forth opposite such Contributor's name on EXHIBIT A.

         Section 1.2. CLOSING. The Contribution shall take place at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York, at 10:00 a.m. subject to satisfaction of the conditions set forth in Article III, on (i) December 23, 1999 or (ii) such other time and place as the Operating Partnership and the Contributors mutually agree (the "CLOSING"). At the Closing:

         (a) Each Contributor shall deliver to the Operating Partnership its Warrants, in genuine and unaltered form, accompanied by such instruments of transfer or cancellation as may be requested by the Operating Partnership and an executed OP Unit Recipient Agreement.

         (b) The Operating Partnership shall deliver to each Contributor a countersigned OP Unit Recipient Agreement.



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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Each of the Contributors, severally and not jointly and severally, represents and warrants to the Operating Partnership that as of the date hereof and as of the Closing:

         Section 2.1. AUTHORITY. Each Contributor has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Each Contributor has taken all action necessary for the execution and delivery by such Contributor of this Agreement and for the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of each Contributor enforceable against each Contributor in accordance with its terms.

         Section 2.2. TITLE TO WARRANTS. Each of the Contributors owns such number of Warrants set forth opposite his name on EXHIBIT A beneficially and of record, free and clear of all claims, liens, mortgages, pledges, security interests, charges and other encumbrances (collectively, "LIENS"), and such Warrants constitute all warrants of the Operating Partnership and/or American Real Estate Investment Corporation or Keystone Property Trust held by such Contributor. At the Closing, each Contributor shall transfer to the Operating Partnership all of such Contributor's rights, title and interest in and to, and good and valid title to, such Warrants set forth opposite such Contributor's name on EXHIBIT A, free and clear of all Liens.

                                  ARTICLE III

                               CLOSING CONDITIONS

         Section 3.1. CONDITIONS OF CONTRIBUTORS' OBLIGATIONS AT CLOSING. The obligations of each Contributor under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by each Contributor in this Agreement shall be true and correct in all material respects on and as of the Closing as though such representation or warranty was made on and as of the Closing.

         (b) PERFORMANCE. The Operating Partnership shall have performed and complied with, in all material respects, all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

         (c) QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance of the OP Units pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         (d) OP UNIT RECIPIENT AGREEMENT. The Operating Partnership shall have delivered an executed OP Unit Recipient Agreement to each Contributor.

         Section 3.2. CONDITIONS OF THE OPERATING PARTNERSHIP'S OBLIGATIONS AT CLOSING. The obligations of the Operating Partnership to each Contributor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by each Contributor:



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         (a) SURRENDER OF WARRANTS. Each Contributor shall have delivered to the
Operating Partnership its Warrants, in genuine and unaltered form, accompanied by such instruments of transfer or cancellation as may be requested by the Operating Partnership.

         (b) OP UNIT RECIPIENT AGREEMENT. Each Contributor shall have delivered a fully completed and executed OP Unit Recipient Agreement to the Operating Partnership.

         (c) QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance of the OP Units pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1. MODIFICATION. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         Section 4.2. NOTICES. All notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received (i) upon personal delivery, (ii) in the case of notices sent within, and for delivery within, the United States, as of the date shown on the return receipt after mailing by registered or certified mail, return receipt requested, postage prepaid, or (iii) the second succeeding business day after deposit with Federal Express or other equivalent air courier delivery service, unless the notice is held or retained by the customs service, in which case the date shall be the fifth succeeding business day after such deposit.

         Section 4.3. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         Section 4.4. ENTIRE AGREEMENT. This Agreement and all exhibits hereto including, without limitation, the OP Unit Recipient Agreement, contain the entire agreement of the parties with respect to this Contribution, and there are no representations, covenants or other agreements except as stated or referred to herein or therein.

         Section 4.5. ASSIGNABILITY. This Agreement is not transferable or assignable by any Contributor.

         Section 4.6. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State without giving effect to the conflict of law provisions thereof. The parties agree that all disputes between any of them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement or the Registration Rights Agreement, and whether arising in law or in equity or otherwise, shall be resolved by the federal or state courts located in New York, New York. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction. In addition, each of the parties hereto consents to submit to the personal jurisdiction of any federal or state court located in the state of New York in the event that any dispute arises out of this Agreement or any of the transactions contemplated hereby. The parties, for themselves



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and their respective affiliates, hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties or their respective affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof.

         Section 4.7. GENDER. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         Section 4.8. COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         Section 4.9. FURTHER ASSURANCES. Each Contributor will, from time to time, execute and deliver to the Operating Partnership all such other and further instruments and documents and take or cause to be taken all such other and further action as the Operating Partnership may reasonably request in order to effect the transactions contemplated by this Agreement.

         Section 4.10. EXPENSES. All parties shall pay all costs and expenses which they incur in connection with the negotiation, execution, delivery and performance of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the day and year first written above.



                            KEYSTONE OPERATING PARTNERSHIP, L.P.

                            By: Keystone Property Trust, its General Partner


                            By:
                                ---------------------------------------------
                                Name:
                                Title:


                                ---------------------------------------------
                                Jeffrey E. Kelter


                                ---------------------------------------------
                                David F. McBride




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                                HUDSON BAY PARTNERS II, L.P.


                                By: Hudson Bay Partners, Inc., its
                                      General Partner


                                By:
                                      ---------------------------------------
                                      Name: David H. Lesser
                                      Title: President


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